Exhibit 10.9


                             GENERAL BEARING CORPORATION

                     1996 STOCK OPTION AND PERFORMANCE AWARD PLAN


                                     ----------

                             EFFECTIVE AS OF [     ]. 1996

                             GENERAL BEARING CORPORATION

                     1996 STOCK OPTION AND PERFORMANCE AWARD PLAN

                                     INTRODUCTION

               General Bearing Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "General Bearing Corporation 1996 Stock Option and Performance Award Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares.

               The Plan shall become effective on          .  However, it shall
                                                  ---------
     be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation's stockholders within twelve (12) months of such date.

               The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

               The Plan also provides pay systems that support the Corporation's business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.


                                     DEFINITIONS

               For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

               (a)  "Award Agreement" shall mean the written agreement, executed
                     ---------------
     by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

               (b)  "Board of Directors" shall mean the Board of Directors of
                     ------------------
     the Corporation.

               (c)  "Code" shall mean the Internal Revenue Code of 1986, as
                     ----
     amended, and the rules and regulations thereunder.

               (d)  "Committee" shall mean the [Compensation Committee] of the
                     ---------
     Board of Directors of the Corporation.

               (e)  "Common Stock" shall mean the common stock, par value
                     ------------
     [$0.01] per share, of the Corporation.

               (f)  "Corporation" shall mean General Bearing Corporation, a
                     -----------
     Delaware corporation.

               (g)  "Disability" shall have the same meaning as the term
                     ----------
     "permanent and total disability" under Section 22(e)(3) of the Code.

               (h)  "Employee" shall mean a common-law employee of the Company
                     --------
     or of any Parent or Subsidiary.

               (i)  "Exchange Act" shall mean the Securities Exchange Act of
                     ------------
     1934, as amended, and the rules and regulations thereunder.

               [(j) "Executive" means an employee of the Corporation or of any
                     ---------
     Parent or Subsidiary whose compensation is subject to the deduction limitations set forth under Code Section 162(m).]

               (k)  "Fair Market Value" of the Corporation's Common Stock on a
                     -----------------
     Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.
     In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

               (l)  "Freestanding SAR" shall mean an SAR that is granted
                     ----------------
     independently of any Option.

               (m)  "Good Cause" shall mean (i) a Participant's willful or gross
                     ----------
     misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony.

               (n)  "Incentive Stock Option" shall mean a stock option
                     ----------------------
     satisfying the requirements for tax-favored treatment under Section 422 of the Code.

               (o)  "Insider" shall mean an "insider" as such term is defined
                     -------
     under Section 16.

               (p)  "Non-Qualified Option" shall mean a stock option which does
                     --------------------
     not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

               (q)  "Option" shall mean an Incentive Stock Option or a Non
                     ------
     -Qualified Stock Option granted pursuant to the provisions of Section V hereof.

               (r)  "Optionee"  shall mean a Participant who is granted an
                     --------
     Option under the terms of this Plan.

               [(s) "Outside Directors" shall mean members of the Board of
                     -----------------
     Directors of the Corporation who are classified as "outside directors" under Section 162(m) of the Code.]

               (t)  "Parent" shall mean a parent corporation of the Corporation
                     ------
     within the meaning of Section 424(e) of the Code.

               (u)  "Participant" shall mean any Employee [or other person]
                     -----------
     participating under the Plan.

               (v)  "Performance Share" shall mean a Plan Award granted pursuant
                     -----------------
     to the provisions of Section VII hereof, with each such Award being denominated in terms of one share of Common Stock and nominally being based upon the performance of the Corporation's Common Stock, or any other factor as determined by the Committee.

               (w)  "Performance Unit" shall mean a Plan Award granted pursuant
                     ----------------
     to the provisions of Section VII hereof, which Award may be based upon any performance factor established by the Committee, as set forth under such Section.

               (x)  "Plan Award" shall mean an Option, Performance Share,
                     ----------
     Performance Unit, share of Restricted Stock or Stock Appreciation Right granted pursuant to the terms of this Plan.

               (y)  "Restricted Stock" shall mean a grant of one or more shares
                     ----------------
     of Common Stock subject to certain restrictions as provided under Section VII hereof.

               (z)  "Securities Act" shall mean the Securities Act of 1933, as
                     --------------
     amended, and the rules and regulations thereunder.

               (aa) "Stock Appreciation Right" or "SAR" shall mean a right,
                     ------------------------      ---
     granted alone or in connection with a related Option, designated as a SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Section VI hereof. Each SAR shall be denominated in terms of one share of Common Stock.

               (ab) "Subsidiary" shall mean a subsidiary corporation of the
                     ----------
     Corporation within the meaning of Section 424(f) of the Code.

               (ac) "Tandem SAR" shall mean an SAR that is granted in connection
                     ----------
     with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).

                                      SECTION I
                                    ADMINISTRATION

               The Plan shall be administered by the Committee, which shall be composed solely of at least two Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act [and who also qualify as "Outside Directors"]. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee as a whole.

                                      SECTION II
                                   SHARES AVAILABLE

               Subject to the adjustments provided in Section IX of the Plan, the aggregate number of shares of the Common Stock which may be granted for
     all purposes under the Plan shall be [        ] shares.  Shares of Common
     Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that an Option or an award of shares of Common Stock on a restricted basis under the Plan to any individual expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised. Incentive and Non-Qualified Stock Options, Stock Appreciation Rights, Performance Shares, Restricted Stock and Performance Units awarded under the Plan may be fulfilled in accordance with the terms of the Plan with cash, authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                     SECTION III
                                     ELIGIBILITY

               Officers and key employees (including officers or key employees who are also directors) of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, [and directors of the Corporation or of any Patent or Subsidiary who are not Employees,] shall be eligible to participate in the Plan. [Where appropriate under this Plan, directors who are not Employees shall be referred to as "employees" and their service as directors as "employment".]


                                      SECTION IV
                                AUTHORITY OF COMMITTEE

               The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of Section XIII hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award (if applicable), the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee shall include, without limitation, the following:

               (a)  Financing.  The arrangement of temporary financing for an
                    ---------
     Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

               (b)  Procedures for Exercise of Option.  The establishment of
                    ---------------------------------
     procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and (iv) to engage in any form of "cashless" exercise.

               (c)  Withholding.  The establishment of a procedure whereby a
                    -----------
     number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option, Stock Appreciation Right or other grant or award, as applicable, or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise.

               (d)  Types of Plan Awards.  The Committee may grant awards in the
                    --------------------
     form of one or more of the following: (i) Incentive Stock Options and Non-Qualified Stock Options (described in Section V), (ii) Stock Appreciation Rights (described in Section VI), (iii) grants of Restricted Stock (described in Section VII), (iv) Performance Share Awards (described in Section VII) and (v) Performance Units (described in Section VII).

                                      SECTION V
                                    STOCK OPTIONS

               The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. [In order for an Option grant to satisfy the "performance-based compensation" exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options which may be granted to any single Executive during any
     one calendar year is            .]  The terms and conditions of the Options
                          -----------
     shall be determined from time to time by the Committee; provided, however,
                                                             --------  -------
     that the Options granted under the Plan shall be subject to the following:

               (a)  Exercise Price.  The Committee shall establish the exercise
                    --------------
     price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share
                      --------  -------
     of Common Stock purchasable under [any Option which is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code or] any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section IX of the Plan.

               (b)  Payment of Exercise Price.  The price per share of Common
                    -------------------------
     Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the methods set forth in Sections IV(a) or (b) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

               (c)  Exercisability of Options.  Except as provided in Section
                    -------------------------
     V(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

               (d)  Expiration of Options.  No Option by its terms shall be
                    ---------------------
     exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option
                    --------  -------
     granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

               (e)  Exercise Upon Optionee's Termination of Employment.  Except
                    --------------------------------------------------
     as provided in the following sentence, if the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment. Furthermore, (i) if an Optionee's employment is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (ii) if an Optionee voluntarily terminates his employment with the Corporation or with any Parent or Subsidiary without the written consent of the Committee, then the Optionee shall, at the time of such termination of employment, forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

               (f)  Maximum Amount of Incentive Stock Options.  Each Plan Award
                    -----------------------------------------
     under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) the fair market values (determined as of the date(s) of grant of the option(s) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under this Plan, into account in the order in which they are granted.

               (g)  Dividend Equivalents for Outstanding Options.  The Committee
                    --------------------------------------------
     may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to [vested but] unexercised Option(s) granted to a Participant. Such amounts shall be credited to a suspense account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, at such time as the related Option(s) are exercised.

                                      SECTION VI
                              STOCK APPRECIATION RIGHTS

               (a)  Tandem Stock Appreciation Rights.  The Committee shall have
                    --------------------------------
     the authority to grant Stock Appreciation Rights in tandem with an Option, either at the time of grant of the Option or by amendment. Each such Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a
                                                       --------  -------
     Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares shall be issued
                  --------  -------
     of Common Stock (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock which may be received pursuant to the exercise of a Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to approve an election by a Participant to receive cash in whole or in part in settlement of the Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

               (b)  Freestanding Stock Appreciation Rights.  The Committee also
                    --------------------------------------
     shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Stock Appreciation Right shall be subject to the terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Optionee to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Stock Appreciation Rights which are surrendered; provided,
                                                                --------
     however, that no fractional shares of Common Stock shall be issued (cash
     -------
     being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to approve an election by a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

               (c)  Exercise of Stock Appreciation Rights.  The exercisability
                    -------------------------------------
     of a Plan Award earned under Section VI(b) shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. Notwithstanding the terms and the immediately preceding sentence, however, if the Participant ceases to be an employee of the Corporation or of any Parent or Subsidiary for Good Cause, all Plan Awards granted under Section VI(b) shall be forfeited.

               [(d) Limitation on Number of Stock Appreciation Rights.  In order
                    -------------------------------------------------
     for a grant of Stock Appreciation Rights to satisfy the "performance-based compensation" exemption under Code Section 162(m), the maximum number of Stock Appreciation Rights that may be granted to any Executive during one
     calendar year is [     ].]

                                     SECTION VII
              PERFORMANCE SHARES, RESTRICTED STOCK AND PERFORMANCE UNITS

               The Committee shall have the authority to grant Performance Shares, Restricted Stock or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Performance Shares, Restricted Stock or Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan, [provided, that in order for a grant of
                                         --------
     Restricted Stock, Performance Units or Performance Shares to satisfy the "performance-based compensation" exemption under Code Section 162(m), (i) the maximum number of shares of Restricted Stock which may be granted to
     any single Executive during any one calendar year is [    ] and (ii) the
     maximum payment to any Executive with respect to Performance Units or
     Performance Shares granted in any one calendar year shall be [   ]].
     Furthermore:

               (a)  Services Rendered.  Each such Plan Award shall be granted
                    -----------------
     for services rendered (or to be rendered) and [at no additional cost to the Participant], provided, however, that the value of the services performed
                   --------  -------
     must, in the opinion of counsel to the Corporation, equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

               (b)  Performance Account.  The Corporation shall establish a
                    -------------------
     performance account for each Participant to whom Performance Shares or Performance Units are granted, and the Performance Shares or Performance Units granted shall be credited to such account. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed in blank, deposited with the Corporation at the time the account is credited.

               (c)  Duration of Performance or Restriction Period.  The duration
                    ---------------------------------------------
     of the performance or restriction period shall be determined by the Committee at the time each such grant is made and will be set forth under the Award Agreement. More than one grant may be outstanding at any one time, and performance or restriction periods may be of different lengths.

               (d)  Restricted Stock.  With respect to Restricted Stock, the
                    ----------------
     Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, including the right to vote such Restricted Stock, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restriction period, (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restriction period and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in
     Section VII(i) hereof. Cash and stock dividends with respect to the Restricted Stock will be withheld by the Corporation for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Corporation. All cash or stock dividends so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares of Common Stock shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restriction period, the restrictions imposed on the appropriate Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable stockholders' agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

               (e)  Payments of Performance Shares/Performance Units.  Any
                    ------------------------------------------------
     Performance Shares or Performance Units earned during a performance period shall be paid in cash or in shares of Common Stock (as set forth under the Award Agreement, or as otherwise determined by the Committee) as soon as is practicable after the end of the performance period to which such Plan Award relates.

               (f)  Performance Targets.  At the time of each grant, the
                    -------------------
     Committee shall establish (subject to the provisions of Section VII(g) hereof) performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares, Performance Units and/or Restricted Stock shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Shares or the number or value of Performance Units which shall be earned. The Committee also shall establish a relationship between performance results other than the targets and the number of Performance Shares or Restricted Stock and the number or value of Performance Units, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Performance Shares or Performance Units are earned or to which restrictions on Restricted Stock or units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except as provided in
     Section IX and provided that, with respect to Performance Shares and Performance Units, the Committee may, in its sole discretion, make such adjustments to performance targets, the number of Performance Shares or the number or value of Performance Units which shall be earned, or such other changes as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant's award outside the goals intended by the Committee at the time of the grant of the Plan Award.

               [(g) Performance Measures.  Unless and until the Committee
                    --------------------
     proposes for stockholder vote a change in the general performance measures set forth below, the attainment of which shall determine the number of Performance Shares, Performance Units or shares of Restricted Stock that become vested under the Plan, the performance measure(s) to be used for purposes of grants to Executives shall be as follows:

                    (i) Total stockholder return (measured as the sum of Common Stock appreciation and dividends declared) in relation to the Dow
          Jones [    ] Index or to the average stockholder return of those
          corporations listed by the [          ].

                    (ii) Return on invested capital in relation to target objectives.

                    (iii) Share earnings/earnings growth in relation to target objectives.

                    (iv) Cash flow/cash flow growth in relation to target objectives.

                    (v) Cost of [services] to consumers in relation to target objectives.

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.]

               (h)  Dividend or Interest Equivalents for Performance Shares and
                    -----------------------------------------------------------
      Performance Units.  The Committee may provide that amounts equivalent to
     ------------------
     dividends or interest shall be payable with respect to Performance Shares or Performance Units held in the Participant's performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, at such time as the Performance Shares or Performance Units are earned. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts shall be credited to such accounts on a periodic or other basis.

               (i)  Termination of Employment.  If the Participant (i)
                    -------------------------
     voluntarily ceases to be an employee of the Corporation, or of any Parent or Subsidiary, with the written consent of the Committee, (ii) dies or becomes Disabled, (iii) terminates his employment with the Corporation or with any Parent or Subsidiary due to Retirement or (iv) suffers an involuntary termination of his employment with the Corporation or with any Parent or Subsidiary for reasons other than Good Cause, the Plan Award earned under this Section with respect to any outstanding Performance Shares, Restricted Stock, Performance Units or interest on dividend equivalents shall be determined as otherwise provided herein or in any agreement executed by such Participant hereunder. If the Participant ceases to be an employee of the Corporation or of any Parent or Subsidiary for any other reason, all Plan Awards granted under this Section VII and subject to restrictions shall be forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to Restricted Stock and transfer the same to its treasury.

                                     SECTION VIII
                                 DEFERRAL OF PAYMENTS

               The Committee may establish procedures by which a Participant may elect to defer payment of a Plan Award. The Committee shall determine the terms and conditions of such deferral. Any such deferral shall be subject to the following:

               (a)  Contingent Nature of Allocation.  Every allocation under the
                    -------------------------------
     Plan to a performance account shall be considered "contingent" and unfunded until any forfeiture restrictions under the terms of the Plan Award expire or lapse, until all conditions contained in the Plan Award are satisfied, and until any elective deferral period expires. Such contingent allocations shall be considered bookkeeping entries only, notwithstanding the crediting of deemed "dividends" or "interest." Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participant and the Corporation or the Committee.

               (b)  Participant's Rights to Awards.  Until the Plan Award vests,
                    ------------------------------
     the elective deferral period expires, and any restrictions are lifted, the related amounts held in the Participant's performance account cannot be sold, conveyed, transferred, pledged, hypothecated, or assigned and any attempt to do so by the Participant shall result in the immediate forfeiture of such Plan Award. Until the Plan Award vests and becomes payable, such account balances shall be the property of the Corporation. The Participant's right to such account balances shall be subject to the claims of the general creditors of the Corporation. Receipt of the Plan Award is conditioned upon satisfactory compliance with the terms and conditions of the such Plan Award and other requirements of the Plan.

               (c)  Election to Defer Payment.  If a Participant desires to
                    -------------------------
     defer the normal receipt of Common Stock or cash due him under a Plan Award, he must make an irrevocable election in a calendar year prior to the calendar year or years in which he is to perform services that will entitle him to the Plan Award. Such election shall [be made in accordance with Rule 16b-3 to the extent required and shall provide a fixed date for the termination of the deferral period. The Participant shall] not be permitted to receive his Plan Award prior to the end of the elected deferral period, except in the event of his death, Disability or termination of employment with the Corporation or any Parent or Subsidiary.

                                      SECTION IX
                           ADJUSTMENT OF SHARES; MERGER OR
                        CONSOLIDATION, ETC. OF THE CORPORATION

               (a)  Recapitalization, Etc.  In the event there is any change in
                    ----------------------
     the Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, Stock Appreciation Right, grant of Restricted Stock, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

               (b)  Merger, Consolidation or Change in Control of Corporation.
                    ---------------------------------------------------------
     Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation's then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder or (2) the substitution of new options, stock appreciation rights or shares of restricted stock for Options, Stock Appreciation Rights and shares of Restricted Stock granted hereunder, or for the assumption of such Options, Stock Appreciation Rights and shares of Restricted Stock by the surviving corporation or (ii) the dissolution, liquidation, or sale of substantially all the assets of the Corporation or (iii) the Change in Control of the Corporation, (1) the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s) and (2) all restrictions regarding transfer-ability and forfeiture on shares of Restricted Stock shall be removed as of the effective date of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation; provided that any conditions precedent to the exercise of such Option(s) or Stock Appreciation Right(s) and the transfer of such shares of Restricted Stock, other than the passage of time, have occurred. The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights or shares of Restricted Stock of such merger, consolidation, dissolution, liquidation, sale of assets or Change in Control of the Corporation. All such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or sale of assets (but not in the case of a Change in Control of the Corporation).

               (c)  Effect of Merger or Consolidation.  As of the effective date
                    ---------------------------------
     of the merger, consolidation, dissolution, liquidation or sale of substantially all of the assets of the Corporation, no Participant shall earn any additional Performance Share or Performance Unit or dividend or interest equivalent under this Plan. Furthermore, if the value of any Performance Share or Performance Unit cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Performance Share or Performance Unit (including any applicable dividend or interest equivalents) shall be canceled. Any Performance Share or Performance Unit payable after the date of the merger, consolidation, dissolution, liquidation or sale of substantially all of the assets of the Corporation shall be paid in cash (unless the appropriate merger or consolidation agreement provides otherwise) as of the date such Performance Share or Performance Unit originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor.

               (d)  Definition of Change in Control of the Corporation.  As used
                    --------------------------------------------------
     herein, a "Change in Control of the Corporation" shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person, but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation,
     (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant, is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange
     Act), directly or indirectly, of securities of the Corporation representing 40% of more of the combined voting power of the Corporation's then outstanding securities, such person being hereinafter referred to as an Acquiring Person. The provisions of clause(iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

                                      SECTION X
                               MISCELLANEOUS PROVISIONS

               (a)  Administrative Procedures.  The Committee may establish any
                    -------------------------
     procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section XIII hereof, all actions and decisions of the Committee shall be final.

               (b)  Assignment or Transfer.  No grant or award of any Incentive
                    ----------------------
     Stock Option or any other "derivative security" (as defined by Rule 16a-l(c) promulgated under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Participant, Options and other Plan Awards granted hereunder shall be exercisable only by the Participant, and Plan Awards earned hereunder shall be payable only to the Participant. Performance Shares, Restricted Stock and Performance Units may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the restriction period, except as may be provided in Section VIII(b) hereof.

               (c)  Investment Representation.  In the case of Plan Awards paid
                    -------------------------
     in shares of Common Stock or other securities, or, with respect to shares of Common Stock received pursuant to the exercise of an Option or a Stock Appreciation Right, or upon the payment upon any Plan Award, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

               (d)  Withholding Taxes.  The Corporation shall have the right to
                    -----------------
     deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(c) hereof.

               (e)  Costs and Expenses.  The costs and expenses of administering
                    ------------------
     the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

               (f)  Funding of Plan.  Except in the case of awards of Restricted
                    ---------------
     Stock, the Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

               (g)  Other Incentive Plans.  The adoption of the Plan does not
                    ---------------------
     preclude the adoption by appropriate means of any other incentive plan for employees.

               (h)  Plurals and Gender.  Where appearing in the Plan, masculine
                    ------------------
     gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

               (i)  Headings.  The headings and sub-headings in this Plan are
                    --------
     inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

               (j)  Severability.  In case any provision of this Plan shall be
                    ------------
     held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

               (k)  Payments Due Missing Persons.  The Corporation shall make a
                    ----------------------------
     reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one
     (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

               (l)  Liability and Indemnification.  (i)  Neither the Corporation
                    -----------------------------
     nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                    (ii) Except for their own gross negligence or willful misconduct regarding the performance of the duties specifically assigned to them under, or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

               (m)  Incapacity.  If the Committee shall receive evidence
                    ----------
     satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

               (n)  Cooperation of Parties.  All parties to this Plan and any
                    ----------------------
     person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

               (o)  Governing Law.  All questions pertaining to the validity,
                    -------------
     construction and administration of the Plan shall be determined in
     accordance with the laws of the State of [   ].

               (p)  Nonguarantee of Employment.  Nothing contained in this Plan
                    --------------------------
     shall be construed as a contract of employment between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees, at any time, with or without cause.

               (q)  Notices.  Each notice relating to this Plan shall be in
                    -------
     writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at
     [                                ], Attn: [       ]. All notices to
     Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

               (r)  Written Agreements.  Each Plan Award shall be evidenced by a
                    ------------------
     signed written agreement (the "Award Agreements") between the Corporation and the Participant containing the terms and conditions of the award.

                                      SECTION XI
                           AMENDMENT OR TERMINATION OF PLAN

               The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Options or other Plan Awards, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders (such approval being granted within 12 months of the effective date of such amendment), but only if such approval is required by any applicable provision of law. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Awards previously granted under the Plan without the consent of the holder thereof.

                                     SECTION XII
                                     TERM OF PLAN

               The Plan shall automatically terminate on the day immediately preceding the tenth anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                     SECTION XIII
                                  CLAIMS PROCEDURES

               (a)  Denial.  If any Participant, former Participant or
                    ------
     beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

               (b)  Written Request for Review.  Within 60 days of receipt of
                    --------------------------
     the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

               (c)  Review of Document.  So long as such person's request for
                    ------------------
     review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

               (d)  Committee's Final and Binding Decision.  A final and binding
                    --------------------------------------
     decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; provided, however, that if
                                                      --------  -------
     the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

               (e)  Transmittal of Decision.  The Committee's decision shall be
                    -----------------------
     conveyed to such person in writing and shall (i) include specific reasons for the decision, (ii) be written in a manner calculated to be understood by such person and (iii) set forth the specific references to the pertinent Plan provisions on which the decision is based.

               (f)  Limitation on Claims.  Notwithstanding any provisions of
                    --------------------
     this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.